                                                   CREDIT SUISSE INTERNATIONAL

                                  One Cabot Square,     Telephone 020 7888 8888
                                  London E14 4QJ        www.credit-suisse.com

                                      CREDIT SUISSE FIRST BOSTON INTERNATIONAL
                                  One Cabot Square,     Telephone 020 7888 8888
                                  London E14 4QJ        www.csfb.com

                                      CREDIT SUISSE FIRST BOSTON INTERNATIONAL
                                  One Cabot Square,     Telephone 020 7888 8888
                                  London E14 4QJ        www.csfb.com

                            Facsimile Cover Sheet

To:                     Wells Fargo Bank,  N.A., not in its  individual  capacity
                        but solely
                        as trustee on behalf of the supplemental
                        interest trust created pursuant to the PSA

Attention:              Heakyung Chung, CSIN Marketer

Fax number:             To be hand delivered by Heakyung Chung

Date:                   28 February 2006

Pages (including cover page):  7

Our Reference No: External ID: 9287309 / Risk ID: 9287309

Credit  Suisse  International  has  entered  into a  transaction  with  you as attached.  Please  find  attached  a  letter  agreement  (the  "Confirmation")
which confirms the terms and conditions of the above transaction.

If you  agree  with  the  terms  specified  therein,  please  arrange  for the
Confirmation to be signed by your  authorised  signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products:             For Equity Derivatives:
Telephone Numbers: (212) 538-9370       Telephone numbers: (212) 538-4437 /
Facsimile number: (917) 326-8603        (212) 538-8297 / (212) 325-5119
Email:                                  Facsimile number: (212) 325-8173
list.otc-inc-accept-ny@credit-suisse.com

For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email:
list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

CONFIDENTIALITY  NOTICE:  This  facsimile is intended  only for the use of the individual  or entity to which it is  addressed  and may  contain  information which is  privileged  and  confidential.  If the reader of this message is not the intended  recipient or an employee or agent responsible for delivering the
message  to  the  intended  recipient,   you  are  hereby  notified  that  any
dissemination,  distribution  or copying  of this  communication  is  strictly prohibited.  If you have received this  communication in error,  please notify us  immediately  by telephone  and return the original  message to us by mail.
Thank you.

                                                    Registered Office as above
              Registered with unlimited liability in England under No. 2500199
                  Authorised and Regulated by the Financial Services Authority
                                                        VAT No: GB 447 0737 41

                                                   CREDIT SUISSE INTERNATIONAL

                                  One Cabot Square,     Telephone 020 7888 8888
                                  London E14 4QJ        www.credit-suisse.com

                                      CREDIT SUISSE FIRST BOSTON INTERNATIONAL
                                  One Cabot Square,     Telephone 020 7888 8888
                                  London E14 4QJ        www.csfb.com

                                      CREDIT SUISSE FIRST BOSTON INTERNATIONAL
                                  One Cabot Square,     Telephone 020 7888 8888
                                  London E14 4QJ        www.csfb.com

                                                              28 February 2006

Wells Fargo Bank, NA, not individually, but solely as trustee on behalf of the supplemental interest trust created under the PSA for Adjustable Rate
Mortgage Trust 2006-1
9062 Old Annapolis Road
Columbia, Maryland  21045
Attn:  Diane TenHoopen
Fax:  410-715-2380

External ID: 9287309
______________________________________________________________________________
Dear Sir/Madam:

The purpose of this letter agreement (this  "Confirmation")  is to confirm the terms and conditions of the  Transaction  entered into between us on the Trade
Date specified  below (the  "Transaction").  This  Confirmation  constitutes a
"Confirmation" as referred to in the Agreement specified below.

In this  Confirmation  "Party A" means Credit Suisse  International and "Party
B" means Wells Fargo Bank, N.A., not in its individual  capacity but solely as trustee of the  supplemental  interest  trust created  pursuant to the PSA for
Adjustable Rate Mortgage Trust 2006-1 (the "Trust").

1.    The  definitions and provisions  contained in the 2000 ISDA  Definitions
      (as published by the  International  Swaps and Derivatives  Association,
      Inc.) (the  "Definitions") are incorporated into this  Confirmation.  In the event of any inconsistency  between those definitions and provisions
      and  this  Confirmation,   this  Confirmation  will  govern.  References
      herein to a  "Transaction"  shall be deemed to be  references to a "Swap
      Transaction" for the purposes of the Definitions.

      This  Confirmation  supplements,  forms part of, and is subject  to, the
      1992 ISDA Master  Agreement dated as of February 28, 2006 as amended and supplemented  from time to time (the  "Agreement"),  between you and us.
      All  provisions  contained  in the  Agreement  govern this  Confirmation
      except  as  expressly   modified  below.   Party  A  and  Party  B  each
      represents  to the other that it has entered into this Swap  Transaction in reliance upon such tax, accounting,  regulatory, legal, and financial advice  as it deems  necessary  and not upon any view  expressed  by the other.  Terms  used  herein  and not  otherwise  defined  herein  in the
      Definitions or the Agreement,  shall have the meanings  ascribed to them in the Pooling and  Servicing  Agreement  relating  to  Adjustable  Rate
      Mortgage  Trust 2006-1  between  Credit  Suisse  First  Boston  Mortgage
      Securities Corp., as Depositor,  DLJ Mortgage Capital,  Inc., as Seller,
      Wells Fargo Bank, N.A., as Master Servicer,  Servicer,  Back-Up Servicer
      and Trust Administrator,  Select Portfolio Servicing Inc., as a Servicer
      and  as  Special  Servicer,  and  U.S.  Bank  National  Association,  as
      Trustee,  dated as of  February  1, 2006,  as amended  from time to time
      (the  "PSA").  In  the  event  of an  inconsistency  between  the  terms defined in the PSA and this Confirmation, this Confirmation will govern.

                                                    Registered Office as above
              Registered with unlimited liability in England under No. 2500199
                  Authorised and Regulated by the Financial Services Authority
                                                        VAT No: GB 447 0737 41

                                                    CREDIT SUISSE INTERNATIONAL

                                  One Cabot Square,     Telephone 020 7888 8888
                                       London E14 4QJ     www.credit-suisse.com

2.    The terms of the particular Swap Transaction to which this  Confirmation relates are as follows:

   Trade Date:                      February 24, 2006

   Effective Date:                  February 28, 2006

   Termination Date:                The  earliest of (a) the  Distribution  Date
                                    on which the Certificate  Principal  Balance
                                    of the  Class  6-A-1  Certificates  has been
                                    reduced  to zero,  (b) the  purchase  by the
                                    Terminating  Entity  of all of the  Mortgage
                                    Loans   in   Loan   Group   6  and  (c)  the
                                    Distribution Date in March, 2036.

   Floating Rate Payer:             In respect of each Party A Floating  Amount,
                                    Party  A and in  respect  of  each  Party  B
                                    Floating Amount, Party B.

   Notional Amount:                 In  respect  of  each  Payment  Date,   the
                                    lesser   of   (1)   the   aggregate   Class
                                    Principal   Balance  of  the  Class   6-A-1
                                    Certificates for the immediately  preceding
                                    Distribution  Date after  giving  effect to
                                    distributions  on  such  Distribution  Date
                                    (or as of the Effective  Date for the first
                                    Distribution  Date)  and (2) the  Aggregate
                                    Loan  Group  Balance  for Loan  Group 6 for
                                    the  related  Distribution  Date,  provided
                                    that the  Notional  Amount with  respect to
                                    the  initial  Payment  Date will be USD USD
                                    228,635,000.

   Period End Date:                 The  25th of each  month,  commencing  on 25
                                    March  2006,   subject  to   adjustment   in
                                    accordance  with the Following  Business Day
                                    Convention.

   Payment Dates:                   One  Business  Day prior to each  Period End
                                    Date,  commencing  in the calendar  month of
                                    March 2006.

   Floating Rate Day Count          Actual/360
   Fraction:
   Business Days:                   New York

   Party A Floating Amounts

   Party A Floating Amounts:        In  respect  of  each  Payment   Date,   the
                                    product of:

                                    (a)  the greater of:

                                          (i)  zero; and

                                          (ii) the Formula  Rate  applicable  to
                                              the Class  6-A-1  Certificates  in
                                              respect     of     the     related
                                              Distribution    Date,   less   the
                                              excess  of  (a)  the  Group  6 Net
                                              Funds  Cap  in   respect   of  the
                                              related   Distribution  Date  over
                                              (b) the Swap Fee Rate;

                                    (b)  the Notional Amount; and

                                    (c)  the Floating Rate Day Count Fraction.

   Party B Floating Amounts

   Party B Floating Amounts:        In  respect  of  each  Payment   Date,   the
                                    product of:

                                    (a)  the Swap Fee Rate;

                                    (b)  the Notional Amount; and

                                    (c)  the Floating Rate Day Count Fraction.

   Swap Fee Rate:                   0.05 per cent per annum in  respect  of each
                                    Calculation  Period  falling  in the  period
                                    from, and including,  the Effective Date to,
                                    but  excluding,   the  Optional  Termination
                                    Date,  and  0.10  per  cent.  per  annum  in
                                    respect of each Calculation  Period (if any)
                                    falling in the period from,  and  including,
                                    the  Optional   Termination   Date  to,  but
                                    excluding, the Termination Date.

   3.    Other provisions:

   Swap Fee Reimbursement Amount:   In respect of each Payment  Date,  an amount
                                    equal  to  the  Swap  Fee  Amount  for  such
                                    Payment  Date  minus  the  amount of the Net
                                    Swap  Payment  paid  by  Party  B  for  such
                                    Payment Date.

   Swap Counterparty Reimbursement  In   respect   of  each   Payment   Date  or
   Amount:                          Distribution  Date, the sum of (a) the Party
                                    A   Floating   Amount  in  respect  of  such
                                    Payment  Date  minus the  amount of any Swap
                                    Fee   Reimbursement   Amount,   or   portion
                                    thereof,  paid to the Swap  Counterparty  on
                                    such  date,  (b) any  portion  of the amount
                                    described in clause (a) that remains  unpaid
                                    as of the date immediately  after such prior
                                    Payment  Date and (c) interest in respect of
                                    any such unpaid amounts  described in clause
                                    (b),  charged  at a rate  (calculated  using
                                    the Floating Rate Day Count  Fraction) equal
                                    to the Formula  Rate in respect of the Class
                                    6-A-1    Certificates    for   the   related
                                    Distribution Date.

                                    On each Payment  Date,  Party B shall pay to
                                    Party A the  Swap Fee  Reimbursement  Amount
                                    and  the  Swap  Counterparty   Reimbursement
                                    Amount in respect of such  Payment  Date (if
                                    any) in  accordance  with the  priorities of
                                    distributions   set   forth   in  the   PSA,
                                    provided  that a failure by Party B to make,
                                    when   due,   any   payment   of  the   Swap
                                    Counterparty  Reimbursement  Amount  or  the
                                    Swap Fee  Reimbursement  Amount  under  this
                                    Transaction  shall not  constitute a Failure
                                    to Pay or  Deliver  in  respect  of  Party B
                                    unless such failure  occurs in breach of the
                                    PSA.

   Calculation of Loss following    Upon   the    designation    of   an   Early
   Termination Event/Event of       Termination   Date   in   respect   of  this
   Default:                         Transaction,  the  relevant  party  for  the
                                    purposes of  determining  a party's  Loss in
                                    respect of this  Transaction  shall,  in all
                                    circumstances,  be Party  A. In  calculating
                                    a  party's  Loss,  Party A shall  take  into
                                    account the anticipated  amortization of the
                                    Certificate  Principal  Balance of the Class
                                    6-A-1   Certificates   for  all  Calculation
                                    Periods  that would  otherwise  have  fallen
                                    after such Early Termination Date.

   Formula Rate:                    The   Formula   Rate  in   respect  of  this
                                    transaction  shall be  equal to the  Formula
                                    Rate  as  determined   under  the  PSA.  The
                                    Formula    Rate   for   the   Class    6-A-1
                                    Certificates  is LIBOR  (as  defined  in the
                                    PSA) for such  Distribution Date plus (A) on
                                    or prior to the Optional  Termination  Date,
                                    0.13% per  annum or (B)  after the  Optional
                                    Termination Date, 0.26% per annum.

   Distribution Date:               On the  25th day of each  month,  or if such
                                    25th day is not a Business  Day (as  defined
                                    in the PSA),  the  Business  Day (as defined
                                    in the PSA) immediately  following such 25th
                                    day.

   4.    Account details:

      Payments to Party A:          As advised separately in writing

      Payments to Party B:          Wells Fargo Bank, NA
                                    San Francisco, CA
                                    ABA 121-000-248
                                    Account Number:  3970771416
                                    Account Name: Corporate Trust Clearing
                                    FFC:  50894601,  ARMT  2006-1  Class 6-A-1
                                    Swap Account

Credit  Suisse  International  is regulated  and  authorised  by The Financial
Services  Authority and has entered into this  Transaction  as principal.  The time at which the above  Transaction  was executed will be notified to Party B on request.

For the purpose of facilitating this  Transaction,  an Affiliate of CSi, which is  organized  in the United  States of America  (the  "Agent"),  has acted as
agent  for  CSi.   The  Agent  is  not  a  principal   with  respect  to  this
Transaction  and shall have no  responsibility  or liability to the parties as a principal with respect to this Transaction.

Please  confirm  that the  foregoing  correctly  sets  forth  the terms of our agreement  by  executing  the  copy of this  Confirmation  enclosed  for  that purpose and returning it to us.

                                      Yours faithfully,

                                      Credit Suisse International

                                       By:_____________________________
                                         Name:
                                         Title:

Confirmed as of the date first written above:

Wells Fargo Bank, N.A., not in its individual capacity, but
solely as trustee of the supplemental
interest trust created pursuant to the PSA for
Adjustable Rate Mortgage Trust 2006-1

By:________________________________
   Name:
   Title:

Our Reference No:  External ID:  9287309 / Risk ID: 9287309